UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2008

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1365354	26-2816569
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Economic & Technology Development Zone Chengxu Village Shuangcheng Town, Shuangcheng City Heilongjiang Province, P.R. China
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (86) 0451-88355530

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 22, 2008, our indirect, wholly-owned subsidiary, Heilongjiang Weikang Bio-Technology Group Co., Ltd., completed the acquisition of 100% of the issued and outstanding equity interests of Tianfang (Guizhou) Pharmaceutical Co., Ltd. (“Tianfang”), a Chinese limited liability company, pursuant to a Stock Transfer Agreement dated as of June 30, 2008. A Current Report on Form 8-K was filed on July 24, 2008 disclosing the acquisition.  Pursuant to Item 9.01(a)(4) and (b)(2), financial statements of the business acquired and related pro forma financial information are being filed by this amendment.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The audited financial statements of Tianfang as of December 31, 2007 and for the years ended December 31, 2007 and 2006, along with the notes to the audited financial statements and the report of independent auditors are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited financial statements of Tianfang as of June 30, 2008 and for the six months ended June 30, 2008 and 2007 and the notes to the unaudited financial statements are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

            The unaudited pro forma combined balance sheet as of June 30, 2008, the unaudited pro forma combined statement of operations for the six months ended June 30, 2008 and for the fiscal year ended December 31, 2007, and the notes to the unaudited pro forma combined financial statements are included as Exhibit 99.3 of this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

2.1
Stock Transfer Agreement dated as of June 30, 2008 by and among Heilongjiang Weikang Bio-Technology Group Co., Ltd., Beijing Shiji Qisheng Trading Co., Ltd., Tri-H Trade (U.S.A.) Co., Ltd., and Tianfang (Guizhou) Pharmaceutical Co., Ltd. (“Tianfang”) (1)

99.1
Audited Financial Statements of Tianfang as of December 31, 2007 and for the years ended December 31, 2007 and 2006, and the Notes to the Audited Financial Statements and the Report of Independent Auditors *

99.2	Unaudited Financial Statements of Tianfang as of June 30, 2008 and for the six months ended June 30, 2008 and 2007, and the Notes to the Unaudited Financial Statements *

99.3
Unaudited Pro Forma Combined Financial Statements as of June 30, 2008 and for the six months ended June 30, 2008 and for the fiscal year ended December 31, 2007, and the Notes to the Unaudited Pro Forma Combined Financial Statements *

_______________

*           Filed herewith.
(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on July 24, 2008, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weikang Bio-Technology Group Company, Inc.
(Registrant)

Date: October 6, 2008	By: /s/ Yin Wang
Mr. Yin Wang
Chief Financial Officer